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                                                                    EXHIBIT 10.2

                         FIRST AMENDMENT TO FORBEARANCE
                                    AGREEMENT


         THIS FIRST AMENDMENT TO FORBEARANCE AGREEMENT (the "Amendment") made and entered into as of the 30th day of March, 2001, by and among HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "Borrower"), HORIZON ACQUISITION CORP., STRATO/INFUSAID, INC. and STEPIC CORPORATION (collectively "Guarantors") the Lender signatory to the Credit Agreement referred to below (the "Lender"), and BANK OF AMERICA, N.A., successor to BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, formerly known as NationsCredit Commercial Corporation, as Agent for the Lender (the "Agent")(Lender and Agent are at times hereinafter collectively referred to as "Lender").

                               Statement of Facts

         A. Borrower, Guarantors and Lenders are parties to the Forbearance Agreement dated March 30, 2001 (the "Agreement"; capitalized terms used in this Amendment and not otherwise defined herein have the meanings given in the Agreement, as amended hereby).

         B. The Borrower has requested that Lender agree to modify certain terms of the Agreement and the Lender is willing to agree to such modifications subject to the terms and conditions of this Amendment.

                               Statement of Terms

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment to Agreement. Subject to the terms and conditions of this Amendment, the Agreement is hereby amended as follows:

         (a) Section 4(b) of the Agreement is hereby amended to read as follows:

Note Modifications. Borrower agrees to pay any accrued and unpaid interest on the Note on the first day of each month commencing on April 1, 2001 and continuing on the same day of each successive month thereafter during the Forbearance Period. Borrower agrees to make additional monthly principal payments to Lender of $135,000.00 each month on the Note to be applied as payment on the Acquisition Loans (as defined in the Credit Agreement), beginning on May 15, 2001, and continuing on the 15th day of each month thereafter during the Forbearance Period. In addition, on the 10th day of October, 2001, an additional principal payment in the amount of the greater of $150,000 or the gross proceeds payable under the Second Installment of Purchase Price under that certain Asset Purchase Agreement by and between Horizon Medical Products, Inc. and Vasutech Acquisition Corp. dated March 30, 2001 shall be due and payable. Such


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payments will be applied in the Lender's sole discretion. In addition, on the 90th day following the last day of each Fiscal Year, beginning with the Fiscal Year ending December 31, 2000, there shall be due and payable and the Borrower shall prepay on the Acquisition Loans an amount equal to 100% of the Excess Cash Flow (as defined in the Credit Agreement), except as modified by the Schedule (hereinafter defined) for such Fiscal Year. Interest will continue to accrue and shall be computed on the outstanding principal balance of the Note from time to time during the Forbearance Period at the Bank of America Prime Rate plus two and one half percent (2.5%) per annum effective upon the Effective Date. Upon a Termination Event (hereinafter defined), interest will accrue at the interest rate then in effect plus six percent (6%). Except as modified above, all other terms and conditions of the Note, Credit Agreement and Loan Documents shall remain unchanged.

         (b) Section 6 of the Agreement is hereby amended to read as follows:

Amendment to Credit Agreement. Section 2.01(b) of the Credit Agreement is hereby amended to read as follows:

         (b)(i) Working Capital Loans shall be available for the working capital needs of the Company and its Subsidiaries. The sum of Working Capital Loans and Working Capital Letter of Credit Liabilities shall not at any time exceed in aggregate principal amount outstanding the least of (said amount, the "Working Capital Availability"):

                  (A) the Working Capital Sublimit of Ten Million Dollars ($10,000,000) less any Letter of Credit Liabilities less any permanent reductions to the Working Capital Sublimit as a result of sales of any Collateral approved by Lender in its sole discretion. As to the sale of certain Collateral pursuant to that certain Asset Purchase Agreement by and between Horizon Medical Products, Inc. and Vasutech Acquisition Corp. dated March 30, 2001, Lender and Borrower shall agree on or before April 15, 2001 as to the permanent reduction to the Working Capital Sublimit which shall be not less the Eight Hundred Thousand and No/100 Dollars ($800,000) and not greater than One Million Two Hundred Thousand and No/100 Dollars ($1,200,000).

                  (B)      an amount equal to the Borrowing Base; and

                  (C) the Revolving Credit Commitment then in effect, less the aggregate principal amount of Acquisition Loans and Acquisition Letter of Credit Liabilities then outstanding.


         (ii) Each Working Capital Loan shall be in an aggregate amount of $100,000 or an integral multiple of $10,000 in excess thereof. No more than two Working Capital Loans shall be made within any month.


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2.       No Other Amendments. Except for the amendments expressly set forth herein, respectively, the Agreement shall remain unchanged and in full force and effect.

3. Conditions to Effectiveness. This Amendment shall become effective upon the date hereof, subject to the satisfaction of the following conditions:

                  (a) the receipt by the Lender of this Amendment, duly executed, completed and delivered; and

                  (b) the receipt by the Lender of the fees and expenses due from the Borrower; and

                  (c)      the receipt by the Lender of the $2,250,500.00.

4. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns and facsimile signatures shall be deemed binding and of the same force and effect as originals.

5. Entire Agreement. The Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         EXECUTED under seal as of the Effective Date.


                                           BORROWER:

Signed, sealed and delivered
in the presence of:
                                           HORIZON MEDICAL PRODUCTS, INC.
  /s/ Nat G. Slaughter III
------------------------------
Unofficial Witness

 /s/ Lluviscela Hollingsworth              By: /s/ William E. Peterson, Jr.
------------------------------                ---------------------------------
Notary Public                                 Name:  William E. Peterson, Jr.
                                                    ---------------------------
                                              Title: President
                                                    ---------------------------
My commission expires: June 29, 2004
                                                          (CORPORATE SEAL)
[NOTARIAL SEAL]


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                                               GUARANTORS:

Signed, sealed and delivered
in the presence of:


/s/ Nat G. Slaughter III                       HORIZON ACQUISITION CORP.
--------------------------------
Unofficial Witness

/s/ Lluviscela Hollingsworth                   By: /s/ William E. Peterson, Jr.
--------------------------------                   -----------------------------
Notary Public                                     Name: William E. Peterson, Jr.
                                                       -------------------------
                                                  Title: Exec. VP
                                                        ------------------------
My commission expires: June 29, 2004
                                                           (CORPORATE SEAL)

[NOTARIAL SEAL]








Signed, sealed and delivered in                STRATO/INFUSAID, INC.
the presence of:

/s/ Nat G. Slaughter III
--------------------------------               By: /s/ William E. Peterson, Jr.
Unofficial Witness                                ------------------------------
                                                  Name: William E. Peterson, Jr.
                                                       -------------------------
                                                  Title: Exec. VP
/s/ Lluviscela Hollingsworth                            ------------------------
--------------------------------
Notary Public                                                 (CORPORATE SEAL)

My commission expires: June 29, 2004


[NOTARIAL SEAL]


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                                            STEPIC CORPORATION

Signed, sealed and delivered
in the presence of:                         By: /s/ William E. Peterson, Jr.
                                               ---------------------------------
                                               Name: William E. Peterson, Jr.
/s/ Nat G. Slaughter, III                           ----------------------------
----------------------------                   Title: President
Unofficial Witness                                   ---------------------------


/s/ Lluviscela Hollingsworth                               (CORPORATE SEAL)
----------------------------
Notary Public

My commission expires: June 29, 2004

[NOTARIAL SEAL]





                                            LENDER AND AGENT:


Signed, sealed and delivered                BANK OF AMERICA, N.A., successor to
in the presence of:                         BANC OF AMERICA COMMERCIAL
                                            FINANCE CORPORATION

----------------------------                By: /s/ Thomas J. Elkins
Unofficial Witness                             ---------------------------------
                                               Name: Thomas J. Elkins
                                                    ----------------------------
                                               Title: Sr. Vice President
                                                     ---------------------------

----------------------------                               (BANK SEAL)
Notary Public

My commission expires:

[NOTARIAL SEAL]


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